PURISIMA FUNDS

2000 ANNUAL REPORT
The Purisima Total Return Fund
The Purisima Pure American Fund
The Purisima Pure Foreign Fund

TABLE OF CONTENTS

Shareholder Letter                                                           2-5
Performance Summaries                                                        6-7
Financial Information                                                       8-22
Notes to Financial Statements                                              23-26
Report of Independent Accountants                                             27

INVESTMENT OBJECTIVES

TOTAL RETURN FUND

Seeks to provide investors with a high level of total return by considering both domestic and foreign securities.

PURE AMERICAN FUND

Seeks  to  provide   investors  with  a  high  level  of  total  return,   while
concentrating its holdings in U.S. securities.

PURE FOREIGN FUND

Seeks  to  provide   investors  with  a  high  level  of  total  return,   while
concentrating its holdings in securities outside the U.S.

A LETTER TO OUR SHAREHOLDERS

     We are pleased to present the annual report of the Purisima Funds for the twelve-month period ended August 31, 2000. During the reporting period, we continued to pursue our investment objective of seeking a high total return for our shareholders.

DOMESTIC OVERVIEW

     The Pure American Fund disappointed this year in contrast with its benchmark, the S&P 500. Size played an important part in the underperformance. Small cap stocks outperformed big caps, and thus we were hurt by our deliberate style decision to be bigger in cap than the market. The extreme positive performance of Technology and Biotechnology was the primary driver of smaller cap stocks in late 1999 and early 2000. We were underweight to those sectors, which also contributed to our relative underperformance. Our overweight in telecommunications, which was mainly a function of our style decision, also hurt as phone companies suffered for most of the period.

     We correctly anticipated the bursting of the technology bubble in March 2000, led by the fall of Internet stocks, which benefited our performance throughout Technology's downturn. Many Internet stocks we identified as most likely to burn through their cash balances went out of business as the equity financing market dried up. We continue to believe Technology stocks will experience another slump as massive new supply of stock comes to market, diluting the value of the sector as a whole.

     Given our negative outlook for Technology, we chose to overweight Healthcare, which classically is negatively correlated to Technology. Despite our Technology outlook, we continue to maintain some exposure to protect the portfolio in case we are wrong and Technology resumes its upward move.

     Our forecast for the domestic market for calendar year 2000 is unchanged. We believe the S&P 500 should end the year about flat and Technology stocks as measured by the Nasdaq Composite should have a double digit negative return.

     While it is too early to make a specific forecast for 2001, we believe risk in the domestic market will increase. Historically, the S&P 500 has experienced the preponderance of its downside risk in the first two years of the US presidential cycle. This means the likelihood of a US bear market increases as we enter the new year.

     In such an environment, we believe it wise to stay bigger than the market. Small stocks traditionally underperform big stocks at the end of bull markets and throughout the ensuing bear markets. The time to shift to small stocks will not come until after the next bear market is over.

FOREIGN OVERVIEW

     The Pure Foreign Fund performed well for the year, significantly outperforming its benchmark, the MSCI EAFE Index. Our overweight to European countries such as France, Spain, and the Netherlands, combined with our underweight to the United Kingdom, accounted for much of the added value. Japan, our largest country weight, had poor absolute performance, but our Japanese stocks did well relative to the benchmark. Looking forward, numerous economic, structural, and monetary factors cause us to believe the overseas markets will provide terrific opportunities. Europe is entering the sweet spot of economic expansion, and next year its growth rate may surpass the US. Japan is showing signs of finally emerging from economic doldrums. The ideal time to buy stocks is at the early stages of economic expansion.

     A great many structural changes are taking place throughout Europe and Japan. Germany, France, and Japan are already instituting significant tax reductions which will encourage growth and investment. Many neighboring countries will soon follow their lead. Consolidation, corporate restructuring, and deregulation are sweeping across these same countries in similar fashion to the US in the early 1990s. These trends will lay the foundation for strong growth for years to come.

     Monetary policy is also highly favorable for stock markets in Europe and Japan. Steep yield curves, which are powerful indicators of future economic strength, prevail in Euroland and Japan. Money supply is growing in these areas at aggressive rates. The European Central Bank is motivated to maintain this condition to ensure economic growth until the legacy currencies of Europe are officially phased out in late 2001. In Japan, monetary accommodation should persist until the Japanese economy is on firm ground.

     For almost two years we have anticipated a weak Euro. While it has put a damper on otherwise great returns, it should not be cause for concern. A weak currency assists exporting companies which in turn spurs economic growth. We believe the Euro will begin to appreciate sometime in the next twelve months as the market begins to discount the eventuality of the Euro completing its phase-in period, becoming a permanent, hard currency.

GLOBAL OVERVIEW

     Performance of the Total Return fund was in line with the MSCI World Index benchmark. We began the period with an overweight in domestic stocks, and foreign did better than domestic. In early 2000, we shifted to an overweight in foreign holdings. They lagged our domestic performance. The good news is that while our core strategies did not work perfectly, our counter strategies allowed the total portfolio to keep up with the benchmark. The key to portfolio management is to maximize the likelihood of beating the benchmark by building in negatively correlated components which protect the portfolio when you are wrong about your main strategy.

     Our shift to more foreign has neither helped nor hurt to date. Over the year, where we lost on domestic returns we compensated with our foreign investments. At the same time, we avoided most countries that had negative returns. We feel strongly the overseas markets will outperform the US market over the next year, and we therefore are maintaining our foreign overweight to the benchmark. If Europe and Japan continue to progress as we forecast, and if the dollar weakens to the Euro and Yen, we should achieve strong portfolio returns for the coming year. We have fashioned the portfolio, however, to be prepared in case we are wrong.

     In our last report we advised lowering expectations. This stance should be maintained. While there are excellent opportunities to capture positive return, the markets will be characterized by increased risk, particularly in the US. Navigating the waters correctly will be key to success in the coming months. Throwing money at the last hot sector or country will prove dangerous.

CLOSING REMARKS

     On the foreign side, currency has had its drag on the portfolio, although looking forward our sense is the Euro will rebound. As the legacy European currencies are phased out and the Euro becomes a hard currency, the market will begin to discount its true value. The strength of the dollar has been both a cause and symptom of foreign money seeking higher returns in US investments. As foreign economies strengthen, the probability of foreign funds flowing home increases. This could be a key contributing factor to the decoupling of US and foreign returns in the next year.

     Although the American economy remains strong, we are prepared to see a slowdown in domestic market performance. We continue to hold the largest US stocks for, among other reasons, their resilience in trying times, and we optimize our selections based on capitalization and strategic sector allocations. With favorable developments in Europe and Japan underway, we believe we are well positioned to reap benefits for our shareholders.

     Thank you for your continued support.

Sincerely,


/s/ Kenneth L. Fisher

Kenneth L. Fisher
Chairman and Chief Investment Officer
Fisher Investments Inc.

PERFORMANCE SUMMARIES
FOR PERIOD ENDING AUGUST 31, 2000

Purisima Total Return Fund
Growth of $10,000

PURISIMA TOTAL RETURN FUND CUMULATIVE TOTAL RETURN VERSUS MSCI WORLD INDEX $10,000 INVESTED FROM INCEPTION ON 10/31/96 TO 8/31/00*

                                      Purisima         MSCI World
                                    Total Return          Index
                                    ------------          -----
                  30-Apr-99            17,117             16,091
                  31-May-99            16,606             15,501
                  30-Jun-99            17,728             16,222
                  31-Jul-99            17,388             16,171
                  31-Aug-99            17,498             16,141
                  30-Sep-99            17,147             15,982
                  31-Oct-99            18,350             16,810
                  30-Nov-99            18,961             17,281
                  31-Dec-99            19,940             18,677
                  31-Jan-00            19,037             17,605
                  29-Feb-00            19,198             17,651
                  31-Mar-00            20,321             18,869
                  30-Apr-00            19,709             18,069
                  31-May-00            19,398             17,610
                  30-Jun-00            20,351             18,200
                  31-Jul-00            19,378             17,685
                  31-Aug-00            19,709             18,258

ONE-YEAR
     Cumulative Total Return(1)         12.64%

SINCE INCEPTION (10/28/96)
     Cumulative Total Return(1)         97.09%
     Average Annual Total Return(2)     19.31%

PLEASE NOTE PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL FLUCTUATE, AND INVESTORS MAY EXPERIENCE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. TO OBTAIN A PROSPECTUS ON THE PURISIMA FUNDS PLEASE CALL 1-800/841-0199. THE PROSPECTUS CONTAINS MORE INFORMATION, INCLUDING THE POLITICAL, ECONOMIC, CURRENCY RISKS AND POTENTIAL VOLATILITY OF FOREIGN INVESTING. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.

* The Morgan Stanley MSCI World is obtained from Morgan Stanley and is an unmanaged global stock index comprised of various world stock markets, including the U.S. Purisima total return of a $10,000 investment includes all expenses. Fund's month-end inception was 10/31/96 with actual inception on 10/28/96.

+ The S&P 500 is obtained from Standard & Poors corp. It is an unmanaged stock index that measures the performance of 500 large cap companies traded in the U.S. Total return of a $10,000 investment in Purisima includes all expenses. Fund's month-end inception was 9/30/98 with actual inception on 9/29/98.

++ The EAFE Index is obtained from Morgan Stanley. It is an unmanaged stock index that measures the performance of selected stock markets outside the U.S. Purisima total return of a $10,000 investment includes all expenses.Fund's month-end inception was 9/30/98 with actual inception on 9/29/98.

FIRST FUND DISTRIBUTORS, INC. PHOENIX, AZ

Pure American Fund
Growth of $10,000

PURE AMERICAN FUND CUMULATIVE TOTAL RETURN VERSUS S&P 500 INDEX $10,000 INVESTED FROM INCEPTION ON 9/30/98 TO 8/31/00+

                                      Purisima           EAFE
                                    Pure Foreign     Foreign Index
                                    ------------     -------------
               30-Apr-99               13,040           13,224
               31-May-99               12,630           12,912
               30-Jun-99               13,390           13,629
               31-Jul-99               12,930           13,203
               31-Aug-99               13,000           13,137
               30-Sep-99               12,530           12,777
               31-Oct-99               13,560           13,586
               30-Nov-99               13,760           13,862
               31-Dec-99               13,893           14,677
               31-Jan-00               13,433           13,940
               29-Feb-00               12,333           13,677
               31-Mar-00               13,553           15,014
               30-Apr-00               13,533           14,563
               31-May-00               13,463           14,264
               30-Jun-00               13,843           14,616
               31-Jul-00               13,413           14,388
               31-Aug-00               13,493           15,282

ONE-YEAR
     Cumulative Total Return(1)          3.79%

SINCE INCEPTION (9/29/98)
     Cumulative Total Return(1)         34.93%
     Average Annual Total Return(2)     16.85%


Pure Foreign Fund
Growth of $10,000

PURE FOREIGN FUND CUMULATIVE TOTAL RETURN VERSUS EAFE FOREIGN INDEX $10,000 INVESTED FROM INCEPTION ON 9/30/98 TO 8/31/00++

                                      Purisima         S&P 500
                                   Pure American        Index
                                   -------------        -----
               30-Apr-99               12,740           12,727
               31-May-99               12,320           12,072
               30-Jun-99               13,210           12,543
               31-Jul-99               13,410           12,915
               31-Aug-99               13,520           12,963
               30-Sep-99               13,660           13,094
               31-Oct-99               14,190           13,585
               30-Nov-99               14,980           14,056
               31-Dec-99               17,132           15,318
               31-Jan-00               15,991           14,346
               29-Feb-00               17,290           14,732
               31-Mar-00               17,850           15,303
               30-Apr-00               17,153           14,498
               31-May-00               16,804           14,145
               30-Jun-00               17,871           14,698
               31-Jul-00               16,794           14,082
               31-Aug-00               17,311           14,204

ONE-YEAR
     Cumulative Total Return(1) 28.04%

SINCE INCEPTION (9/29/98)
     Cumulative Total Return(1)         73.11%
     Average Annual Total Return(2)     33.02%

SCHEDULE OF INVESTMENTS

PURISIMA TOTAL RETURN
AUGUST 31, 2000

 Shares                                                                Value
--------                                                            -----------
COMMON STOCKS: 98.1%

AUTOMOBILE: 4.0%
  13,800   DaimlerChrysler AG - ADR                                 $   718,463
  29,718   Ford Motor Co.                                               718,804
  24,500   Toyota Motor Corp. - Unsponsored ADR                       2,137,625
                                                                    -----------
                                                                      3,574,892
                                                                    -----------
BANKING: 9.4%
  96,000   Banco Bilbao Vizcaya - ADR                                 1,434,000
 115,000   Banco Santander Central - ADR                              1,257,813
  22,315   BankAmerica Corp.                                          1,195,247
 177,050   Bank of Tokyo - Mitsubishi - ADR                           2,168,862
  18,600   National Australia Bank, Ltd. - ADR                        1,385,700
  28,696   San Paolo - IMI SpA - ADR                                  1,025,882
                                                                    -----------
                                                                      8,467,504
                                                                    -----------
CHEMICALS: 2.2%
  15,000   Akzo Nobel N.V. - ADR                                        671,250
  31,000   Norsk Hydro A/S - ADR                                      1,342,687
                                                                    -----------
                                                                      2,013,937
                                                                    -----------
COMMUNICATION EQUIPMENT: 7.5%
  34,000   Alcatel Alsthom - ADR                                      2,817,750
  62,000   Ericsson (LM) Telecommunications - ADR                     1,271,000
  27,000   Lucent Technologies, Inc.                                  1,128,937
  33,600   Nokia Corp. - ADR - Class A                                1,509,900
                                                                    -----------
                                                                      6,727,587
                                                                    -----------
COMPUTER COMPONENTS & SOFTWARE: 5.5%
  21,248   Cisco Systems, Inc.*                                       1,458,144
  16,000   Microsoft Corp.*                                           1,117,000
  16,500   NEC Corp. - ADR                                            2,390,437
                                                                    -----------
                                                                      4,965,581
                                                                    -----------
COMPUTERS: 1.9%
  12,600   IBM Corp.                                                  1,663,200
                                                                    -----------
CONSUMER PRODUCTS: 1.1%
  18,300   Coca-Cola Co.                                                963,038
                                                                    -----------
DIVERSIFIED OPERATIONS: 1.8%
  27,600   Seagrams Co., Ltd. - ADR                                   1,661,175
                                                                    -----------
ELECTRICAL EQUIPMENT: 6.3%
  28,900   General Electric Co.                                       1,696,069
  18,150   Hitachi, Ltd - ADR                                         2,185,941
  35,070   Philips Electronics N.V. - ADR                             1,729,389
                                                                    -----------
                                                                      5,611,399
                                                                    -----------
FINANCIAL SERVICES: 3.3%
  19,167   Citigroup, Inc.                                            1,118,854
  27,800   ING Groep N.V. - ADR                                       1,874,763
                                                                    -----------
                                                                      2,993,617
                                                                    -----------

 Shares                                                                Value
--------                                                            -----------
FOOD: 1.1%
  21,000   Unilever N.V. - ADR                                      $   992,250
                                                                    -----------
HOUSEHOLD AUDIO & VIDEO EQUIPMENT: 2.5%
  20,000   Sony Corp. - ADR                                           2,285,000
                                                                    -----------
HOUSEHOLD PRODUCTS: 0.6%
   8,400   Procter & Gamble Co.                                         519,225
                                                                    -----------
INSURANCE: 4.3%
  12,144   American International Group                               1,082,334
  24,200   Axa S.A. - ADR                                             1,701,562
     560   Berkshire Hathaway, Inc. - Class B*                        1,071,280
                                                                    -----------
                                                                      3,855,176
                                                                    -----------
MULTIMEDIA: 0.9%
  38,000   AT&T Corp. - Liberty Media*                                  812,250
                                                                    -----------
OIL & GAS: 6.0%
  15,000   ENI SpA - ADR                                                876,570
  17,500   Exxon Mobil Corp.                                          1,428,437
  25,700   Royal Dutch Petroleum - ADR                                1,572,519
  19,857   Total Fina SA - ADR                                        1,479,347
                                                                    -----------
                                                                      5,356,873
                                                                    -----------
PHARMACEUTICALS: 15.7%
  21,000   American Home Products Corp.                               1,137,938
  27,500   Astrazeneca Plc - ADR                                      1,252,969
  26,976   Aventis - ADR                                              2,016,456
  30,000   Bayer AG - ADR                                             1,267,500
  18,100   Bristol-Myers Squibb Co.                                     959,300
  22,700   Glaxo Wellcome Plc - ADR                                   1,306,669
  11,400   Johnson & Johnson                                          1,048,087
  18,700   Lilly (Eli) & Co.                                          1,365,100
  21,200   Merck & Co., Inc.                                          1,481,350
  52,000   Pfizer, Inc.                                               2,249,000
                                                                    -----------
                                                                     14,084,369
                                                                    -----------
PHOTOGRAPHY: 2.2%
  54,000   Fuji Photo Film - ADR                                      1,930,500
                                                                    -----------
RADIO & TV BROADCASTING EQUIPMENT: 2.5%
   8,100   Matsushita Electric Industrial Co., Ltd. - ADR             2,224,462
                                                                    -----------
RESTAURANTS: 1.2%
  36,000   McDonald's Corp.                                           1,075,500
                                                                    -----------
RETAIL: 2.9%
  25,900   Home Depot, Inc. (The)                                     1,244,819
  28,100   Wal-Mart Stores, Inc.                                      1,332,994
                                                                    -----------
                                                                      2,577,813
                                                                    -----------
SEMI-CONDUCTORS: 1.9%
  23,000   Intel Corp.                                                1,722,125
                                                                    -----------

 Shares                                                                Value
--------                                                            -----------
TELECOMMUNICATIONS: 12.7%
  54,450   Bellsouth Corp.                                          $ 2,031,666
  33,200   China Mobile (Hong Kong) Ltd. - ADR*                       1,280,275
  37,800   Deutsche Telekom - ADR                                     1,471,837
 105,000   Portugal Telecom S.A. - ADR                                1,128,750
  32,450   SBC Communications, Inc.                                   1,354,788
  37,500   Tele Danmark A/S - ADR                                     1,113,281
  19,732   Telefonica De Espana - ADR*                                1,130,890
  42,700   Verizon Communications                                     1,862,788
                                                                    -----------
                                                                     11,374,275
                                                                    -----------
TOBACCO PRODUCTS: 0.6%
  18,400   Philip Morris Co., Inc.                                      545,100
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $73,328,566)                                                 87,996,848
                                                                    -----------
Principal
 Amount
---------
SHORT-TERM INVESTMENTS: 0.5%
$483,951   Firstar Stellar Treasury Fund
           (cost $483,951)                                              483,951
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $73,812,517+): 98.6%                                         88,480,799
Other Assets less Liabilities: 1.4%                                   1,286,644
                                                                    -----------
NET ASSETS: 100.0%                                                  $89,767,443
                                                                    ===========

ADR - American depositary receipt.
*    Non-income producing security.
+ At August 31, 2000, the basis of investments for federal income tax purposes was $73,959,986.

Unrealized appreciation and depreciation was as follows:

     Gross unrealized appreciation                                  $16,419,999
     Gross unrealized depreciation                                   (1,899,186)
                                                                    -----------
     Net unrealized appreciation                                    $14,520,813
                                                                    ===========

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

PURE AMERICAN
AUGUST 31, 2000

 Shares                                                                Value
--------                                                            -----------
COMMON STOCKS: 99.3%

AUTOMOBILES: 2.5%
   1,136   Ford Motor Co.                                           $    27,477
                                                                    -----------
BANKING: 3.5%
     700   BankAmerica Corp.                                             37,494
                                                                    -----------
COMPUTER COMPONENTS & SOFTWARE: 12.1%
     675   Cisco Systems, Inc.*                                          46,322
     550   Microsoft Corp.*                                              38,397
     500   Oracle Corp.*                                                 45,469
                                                                    -----------
                                                                        130,188
                                                                    -----------
COMPUTERS: 4.9%
     400   IBM Corp.                                                     52,800
                                                                    -----------
CONSUMER PRODUCTS: 2.7%
     550   Coca-Cola Co.                                                 28,944
                                                                    -----------
ELECTRICAL EQUIPMENT: 4.9%
     900   General Electric Co.                                          52,819
                                                                    -----------
FINANCIAL SERVICES: 3.6%
     667   Citigroup, Inc.                                               38,917
                                                                    -----------
INSURANCE: 6.9%
     412   American International Group                                  36,719
      20   Berkshire Hathaway, Inc. - Class B*                           38,260
                                                                    -----------
                                                                         74,979
                                                                    -----------
OIL & GAS: 4.4%
     575   Exxon Mobil Corp.                                             46,934
                                                                    -----------
PHARMACEUTICALS: 22.7%
     600   American Home Products Corp.                                  32,513
     550   Bristol-Myers Squibb Co.                                      29,150
     425   Johnson & Johnson                                             39,073
     350   Lilly (Eli) & Co.                                             25,550
     675   Merck & Co., Inc.                                             47,166
     812   Pfizer, Inc.                                                  35,119
     925   Schering-Plough Corp.                                         37,116
                                                                    -----------
                                                                        245,687
                                                                    -----------
RESTAURANT: 2.8%
   1,000   McDonald's Corp.                                              29,875
                                                                    -----------
RETAIL: 6.6%
     775   Home Depot, Inc. (The)                                        37,248
     725   Wal-Mart Stores, Inc.                                         34,392
                                                                    -----------
                                                                         71,640
                                                                    -----------

 Shares                                                                Value
--------                                                            -----------
SEMI-CONDUCTORS: 4.5%
     650   Intel Corp.                                              $    48,669
                                                                    -----------
TELECOMMUNICATIONS: 13.6%
   1,000   AT&T Corp. - Liberty Media - Class A*                         21,375
   1,300   Bellsouth Corp.                                               48,506
   1,225   SBC Communications, Inc.                                      51,144
     600   Verizon Communications                                        26,175
                                                                    -----------
                                                                        147,200
                                                                    -----------
TOBACCO PRODUCTS: 3.6%
   1,325   Philip Morris Cos., Inc.                                      39,253
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $1,005,794)                                                   1,072,876
                                                                    -----------

Principal
 Amount
---------
SHORT-TERM INVESTMENTS: 0.8%
$  8,397   Firstar Stellar Treasury Fund
           (cost $8,397)                                            $     8,397
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $1,014,191+): 100.1%                                          1,081,273
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.1%)                            (1,250)
                                                                    -----------
NET ASSETS: 100.0%                                                  $ 1,080,023
                                                                    ===========

*    Non-income producing security.
+ At August 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes.

Unrealized appreciation and depreciation was as follows:

     Gross unrealized appreciation                                  $   139,129
     Gross unrealized depreciation                                      (72,047)
                                                                    -----------
     Net unrealized appreciation                                    $    67,082
                                                                    ===========

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

PURE FOREIGN
AUGUST 31, 2000

 Shares                                                                Value
--------                                                            -----------
COMMON STOCKS: 94.8%

AUSTRALIA: 2.5%
     950   National Australia Bank, Ltd. - ADR                      $    70,775
                                                                    -----------
CANADA: 2.4%
   1,100   Seagrams Co., Ltd. - ADR                                      66,206
                                                                    -----------
CHINA: 2.3%
   1,700   China Mobile (Hong Kong) Ltd. - ADR*                          65,556
                                                                    -----------
DENMARK: 2.2%
     600   Novo Nordisk A/S - ADR                                        60,900
                                                                    -----------
FINLAND: 2.4%
   1,500   Nokia Corp. - ADR                                             67,406
                                                                    -----------
FRANCE: 12.1%
   1,200   Alcatel Alsthom - ADR                                         99,450
   1,100   Aventis S.A. - ADR                                            82,225
   1,125   Axa S.A. - ADR                                                79,102
   1,047   Total Fina S.A. - ADR                                         78,002
                                                                    -----------
                                                                        338,779
                                                                    -----------
GERMANY: 6.0%
   1,000   Bayer AG - ADR                                                42,250
   1,700   DaimlerChrysler AG - ADR                                      88,506
   1,000   Deutsche Telekom AG - ADR                                     38,937
                                                                    -----------
                                                                        169,693
                                                                    -----------
ITALY: 3.7%
   1,950   Fiat SpA - ADR                                                48,141
   1,556   San Paolo - IMI SpA - ADR                                     55,627
                                                                    -----------
                                                                        103,768
                                                                    -----------
JAPAN: 27.9%
   8,975   Bank of Toyko - Mitsubishi - ADR                             109,944
   2,600   Fuji Photo Film - ADR                                         92,950
   1,000   Hitachi, Ltd. - ADR                                          120,437
     390   Matsushita Electric Industrial Co., Ltd. - ADR               107,104
     825   NEC Corp. - ADR                                              119,522
   1,100   Sony Corp. - ADR                                             125,675
   1,250   Toyota Motor Corp. - Unsponsored ADR                         109,062
                                                                    -----------
                                                                        784,694
                                                                    -----------

 Shares                                                                Value
--------                                                            -----------
NETHERLANDS: 12.2%
   1,375   ING Groep N.V. - ADR                                     $    92,727
   1,772   Philips Electronics N.V. - ADR                                87,382
   1,375   Royal Dutch Petroleum Co. - ADR                               84,133
   1,669   Unilever N.V. - ADR                                           78,860
                                                                    -----------
                                                                        343,102
                                                                    -----------
NORWAY: 2.7%
   1,775   Norsk Hydro A/S - ADR                                         76,880
                                                                    -----------
PORTUGAL: 2.2%
   5,800   Portugal Telecom S.A. - ADR                                   62,350
                                                                    -----------
SPAIN: 6.5%
   4,300   Banco Bilbao Vizcaya - ADR                                    64,231
   6,175   Banco Santander Central - ADR                                 67,539
     900   Telefonica De Espana - ADR                                    51,581
                                                                    -----------
                                                                        183,351
                                                                    -----------
SWEDEN: 4.6%
   3,500   Ericsson (LM) Telecommunications - ADR                        71,750
   2,500   Scania AB - ADR                                               56,900
                                                                    -----------
                                                                        128,650
                                                                    -----------
UNITED KINGDOM: 5.1%
   1,600   Astrazeneca Group Plc - ADR                              $    72,900
   1,200   Glaxo Wellcome Plc - ADR                                      69,075
                                                                    -----------
                                                                        141,975
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $2,500,552)                                                   2,664,085
                                                                    ===========

Principal
 Amount
---------
SHORT-TERM INVESTMENTS: 1.4%
$ 39,982   Firstar Stellar Treasury Fund
           (cost $39,982)                                                39,982
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $2,540,534+): 96.2%                                           2,704,067
Other Assets less Liabilities: 3.8%                                     106,119
                                                                    -----------
NET ASSETS: 100.0%                                                  $ 2,810,186
                                                                    ===========

ADR - American depositary receipt.
*    Non-income producing security.
+ At August 31, 2000, the basis of investments for federal income tax purposes was $2,592,254.

Unrealized appreciation and depreciation was as follows:

     Gross unrealized appreciation                                  $   220,355
     Gross unrealized depreciation                                     (108,542)
                                                                    -----------
     Net unrealized appreciation                                    $   111,813
                                                                    ===========

See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2000

                                          Total          Pure          Pure
                                          Return       American       Foreign
                                           Fund          Fund          Fund
                                        -----------   -----------   -----------
ASSETS
Investments in securities, at cost      $73,812,517   $ 1,014,191   $ 2,540,534
                                        ===========   ===========   ===========
Investments in securities, at value     $88,480,799   $ 1,081,273   $ 2,704,067
Cash                                          2,130           223            --
Receivables:
  Investment securities sold              8,043,308       110,519       157,466
  Dividends and interest                    100,446         1,760         2,493
  Fund shares sold                           69,240            --       106,924
  Deferred organization costs                30,932            --            --
Other assets                                 21,788         1,419         4,579
                                        -----------   -----------   -----------
  Total Assets                           96,748,643     1,195,194     2,975,529
                                        -----------   -----------   -----------
LIABILITIES
Payables:
  Investment securities purchased         6,854,868       113,660       161,835
  Due to adviser (Notes 2 and 4)             86,979         1,511         3,508
Accrued expenses                             39,353            --            --
                                        -----------   -----------   -----------
  Total Liabilities                       6,981,200       115,171       165,343
                                        -----------   -----------   -----------
NET ASSETS                              $89,767,443   $ 1,080,023   $ 2,810,186
                                        ===========   ===========   ===========
Number of shares issued and
  outstanding (unlimited shares
  authorized, $0.01 par value)            4,568,585        80,063       171,494
                                        -----------   -----------   -----------
Net asset value, offering and
  redemption price per share            $     19.65   $     13.49   $     16.39
                                        ===========   ===========   ===========
COMPONENTS OF NET ASSETS
Paid-in Capital                         $74,037,725   $   976,445   $ 2,665,930
Accumulated net investment income                --            --         3,786
Accumulated net realized gain (loss)
  on investments                          1,061,436        36,496       (23,063)
Net unrealized appreciation
  on investments                         14,668,282        67,082       163,533
                                        -----------   -----------   -----------
  Net assets                            $89,767,443   $ 1,080,023   $ 2,810,186
                                        ===========   ===========   ===========

See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2000

                                            Total          Pure        Pure
                                            Return       American     Foreign
                                             Fund          Fund        Fund
                                          -----------   ----------   ----------
INVESTMENT INCOME

Income
  Dividends (net of foreign
    taxes witheld of $6,454, $0,
    and $390, respectively)               $ 1,042,304   $   19,103   $   22,984
  Interest                                     34,002          503        2,309
                                          -----------   ----------   ----------
        Total income                        1,076,306       19,606       25,293
                                          -----------   ----------   ----------
Expenses
  Advisory fees                               738,805       21,393       21,504
  Distribution fees                           184,701           --           --
  Administration fees                          73,880           --           --
  Registration fees                            40,701           --           --
  Transfer agent fees                          34,860           --           --
  Fund accounting fees                         31,288           --           --
  Amortization of deferred
    organizational costs                       27,927           --           --
  Audit fees                                   15,451           --           --
  Custody fees                                  9,848           --           --
  Reports to shareholders                       9,427           --           --
  Legal fees                                    8,147           --           --
  Insurance expense                             3,693           --           --
  Trustee fees                                  2,231           --           --
  Miscellaneous                                14,652           --           --
                                          -----------   ----------   ----------
        Total expenses                      1,195,611       21,393       21,504
        Less: fees waived (Note 4)            (87,515)          --           --
                                          -----------   ----------   ----------
        Net expenses                        1,108,096       21,393       21,504
                                          -----------   ----------   ----------
           Net investment income (loss)       (31,790)      (1,787)       3,789
                                          -----------   ----------   ----------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
  Net realized gain on investments          1,253,990       36,527        2,501
  Net unrealized appreciation
    on investments                          6,228,361          127      125,192
                                          -----------   ----------   ----------
  Net realized and unrealized
    gain on investments                     7,482,351       36,654      127,693
                                          -----------   ----------   ----------
    Net increase in net assets
      resulting from operations           $ 7,450,561   $   34,867   $  131,482
                                          ===========   ==========   ==========


See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
TOTAL RETURN FUND

INCREASE (DECREASE) IN                             Year Ended       Year Ended
NET ASSETS FROM:                                August 31, 2000  August 31, 1999
                                                  ------------     ------------
OPERATIONS
Net investment loss                               $    (31,790)    $     (1,500)
Net realized gain (loss) on investments              1,253,990          (48,382)
Net unrealized appreciation on investments           6,228,361       10,181,524
                                                  ------------     ------------
Net increase in net assets resulting
  from operations                                    7,450,561       10,131,642
                                                  ------------     ------------
DISTRIBUTION TO SHAREHOLDERS
From net investment income                             (56,328)          (7,442)
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
change in outstanding shares(a)                     29,173,714       21,596,327
                                                  ------------     ------------
NET INCREASE IN NET ASSETS                          36,567,947       31,720,527

NET ASSETS
Beginning of year                                   53,199,496       21,478,969
                                                  ------------     ------------
END OF YEAR                                       $ 89,767,443     $ 53,199,496
                                                  ============     ============

Accumulated net investment income                           --     $     16,171
                                                  ============     ============

(a) A summary of capital share transactions is as follows:

                             Year Ended                     Year Ended
                           August 31, 2000                August 31, 1999
                     ---------------------------    ---------------------------
                       Shares          Value          Shares          Value
                     -----------    ------------    -----------    ------------
Shares sold            2,088,552    $ 40,208,875      1,750,545    $ 28,558,152
Shares issued on
  reinvestment of
  distributions            2,933          56,228            464           7,421
Shares redeemed         (569,538)    (11,091,389)      (426,832)     (6,969,246)
                     -----------    ------------    -----------    ------------
Net increase           1,521,947    $ 29,173,714      1,324,177    $ 21,596,327
                     ===========    ============    ===========    ============

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
PURE AMERICAN FUND

                                                             September 29, 1998+
INCREASE (DECREASE) IN                         Year Ended          through
  NET ASSETS FROM:                           August 31, 2000   August 31, 1999
                                               -----------       -----------
OPERATIONS
  Net investment loss                          $    (1,787)      $    (2,107)
  Net realized gain on investments                  36,527             2,444
  Net unrealized appreciation
    on investments                                     127            66,955
                                               -----------       -----------
  Net increase in net assets resulting
    from operations                                 34,867            67,292
                                               -----------       -----------
DISTRIBUTION TO SHAREHOLDERS
  From net realized gain                              (368)               --
                                               -----------       -----------
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets
    derived from net change in outstanding
    shares (a)                                    (456,916)        1,335,148
                                               -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS             (422,417)        1,402,440

NET ASSETS
  Beginning of period                            1,502,440           100,000
                                               -----------       -----------
  END OF PERIOD                                $ 1,080,023       $ 1,502,440
                                               ===========       ===========
  Accumulated net investment loss                       --       $    (2,107)
                                               ===========       ===========

(a) A summary of capital share transactions is as follows:

                                     Year Ended            September 29, 1998+
                                   August 31, 2000       through August 31, 1999
                               ----------------------    ----------------------
                                Shares       Value        Shares       Value
                               ---------   ----------    ---------   ----------
Shares sold                       26,767   $  357,839      119,426   $1,506,919
Shares issued on reinvestment
  of distributions                    26          368           --           --
Shares redeemed                  (62,331)    (815,123)     (13,825)    (171,771)
                               ---------   ----------    ---------   ----------
Net increase (decrease)          (35,538)  $ (456,916)     105,601   $1,335,148
                               =========   ==========    =========   ==========

+ Commencement of operations.

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
PURE FOREIGN FUND

INCREASE (DECREASE) IN                                       September 29, 1998+
  NET ASSETS FROM:                             Year Ended         through
                                             August 31, 2000   August 31, 1999
                                               -----------      -----------
OPERATIONS
  Net investment income                        $     3,789      $       884
  Net realized gain on investments                   2,501            1,467
  Net unrealized appreciation on investments       125,192           38,341
                                               -----------      -----------
  Net increase in net assets resulting
    from operations                                131,482           40,692
                                               -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                          (887)              --
  From net realized gain                           (27,031)              --
                                               -----------      -----------
    Total distributions to shareholders            (27,918)              --
                                               -----------      -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
  net change in outstanding shares (a)           2,415,805          240,125
                                               -----------      -----------
        NET INCREASE IN NET ASSETS               2,519,369          280,817

NET ASSETS
  Beginning of period                              290,817           10,000
                                               -----------      -----------
  END OF PERIOD                                $ 2,810,186      $   290,817
                                               ===========      ===========
  Accumulated net investment income            $     3,786      $       884
                                               ===========      ===========

(a) A summary of capital share transactions is as follows:

                                    Year Ended             September 29, 1998+
                                  August 31, 2000        through August 31, 1999
                               ----------------------    ----------------------
                                Shares       Value        Shares       Value
                               ---------   ----------    ---------   ----------
Shares sold                      183,542   $2,944,646       21,425   $  250,395
Shares issued on reinvestment
  of distributions                 1,848       27,103           --           --
Shares redeemed                  (35,409)    (555,944)        (912)     (10,270)
                               ---------   ----------    ---------   ----------
Net increase                     149,981   $2,415,805       20,513   $  240,125
                               =========   ==========    =========   ==========

+ Commencement of operations.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

                                                         Total Return Fund
                                           -----------------------------------------------
                                               Year Ended August 31,     October 28, 1996+
                                           ----------------------------      through
                                            2000       1999       1998    August 31, 1997
                                           ------     ------     ------   ----------------
Net asset value,
  beginning of period                      $17.46     $12.47     $11.87       $10.00
                                           ------     ------     ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment                            (0.01)     (0.01)      0.02         0.02
  Net realized and
  unrealized gains on investments            2.22       5.00       0.60         1.85
                                           ------     ------     ------       ------
Total from investment operations             2.21       4.99       0.62         1.87
                                           ------     ------     ------       ------
LESS DISTRIBUTIONS:
  From net investment income                (0.02)        --      (0.02)          --
                                           ------     ------     ------       ------
Net asset value, end of period             $19.65     $17.46     $12.47       $11.87
                                           ======     ======     ======       ======
Total return                                12.64%     40.05%      5.26%       18.70%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)     $ 89.8     $ 53.2     $ 21.5       $  4.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                         1.62%      1.82%      2.71%       20.97%*
  After fees waived                          1.50%      1.50%      1.50%        1.50%*

RATIO OF NET INVESTMENT INCOME
  (loss) to average net assets #            (0.04%)     0.00%      0.28%        0.56%*

Portfolio turnover rate                     38.42%     12.72%     15.89%        1.35%**

*  Annualized.
** Not annualized.
+  Commencement of operations.
#  Net of fees waived.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                    Pure American Fund
                                            ------------------------------------
                                                             September 29, 1998+
                                              Year Ended           through
                                            August 31, 2000    August 31, 1999
                                            ---------------  -------------------
Net asset value, beginning of period            $13.00             $10.00
                                                ------             ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.03)             (0.02)
  Net realized and unrealized
    gains on investments                          0.52               3.02
                                                ------             ------
Total from investment operations                  0.49               3.00
                                                ------             ------
LESS DISTRIBUTIONS:
  From net investment income                        --                 --
  From net realized gain                         (0.00)++              --
                                                ------             ------
Total distributions                              (0.00)++              --
                                                ------             ------
Net asset value, end of period                  $13.49             $13.00
                                                ======             ======
Total return                                      3.79%             30.00%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)          $  1.1             $  1.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                              1.50%              1.50%*
  After fees waived                                n/a                n/a

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                   (0.13%)            (0.34%)*

Portfolio turnover rate                          45.48%             29.73%**

*  Annualized.
** Not annualized.
+  Commencement of operations.
++ Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     Pure Foreign Fund
                                            ------------------------------------
                                                             September 29, 1998+
                                              Year Ended          through
                                            August 31, 2000    August 31, 1999
                                            ---------------  -------------------
Net asset value, beginning of period            $13.52             $10.00
                                                ------             ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment                                  0.01               0.04
  Net realized and unrealized
    gains on investments                          3.69               3.48
                                                ------             ------
Total from investment operations                  3.70               3.52
                                                ------             ------
LESS DISTRIBUTIONS:
  From net investment income                     (0.03)                --
  From net realized gain                         (0.80)                --
                                                ------             ------
Total distributions                              (0.83)                --
                                                ------             ------
Net asset value, end of period                  $16.39             $13.52
                                                ======             ======
Total return                                     28.04%             35.20%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)          $  2.8             $  0.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                              1.50%              1.50%*
  After fees waived                                n/a                n/a

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                    0.26%              0.65%*

Portfolio turnover rate                          51.60%              7.19%**

*   Annualized.
**  Not annualized.
+   Commencement of operations.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2000

NOTE 1 - ORGANIZATION

The Purisima Funds (the "Trust") was organized as a Delaware business trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objectives and policies. The Trust consists of three diversified series (the "Funds"): Purisima Total Return Fund (the "Total Return Fund"), representing the initial series of the Trust which commenced operations on October 28, 1996, and Purisima Pure American Fund (the "Pure American Fund") and Purisima Pure Foreign Fund (the "Pure Foreign Fund") both of which commenced operations on September 29, 1998. Fisher Investments, Inc. (the "Adviser") serves as the investment adviser to the Funds.

The investment objectives of the Funds are as follows:

The Total Return Fund seeks to produce a high level of total return. It invests primarily in common stocks and other equity-type securities, or securities acquired primarily to produce income, or a combination of both depending on the assessment of market conditions.

The Pure American Fund seeks to provide investors with a high level of total return. The Fund may emphasize investments in common stocks and other equity-type securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's investment Adviser. The Fund will concentrate its portfolio holdings to those securities issued by issuers domiciled in the United States.

The Pure Foreign Fund seeks to provide investors with a high level of total return. The Fund may emphasize investments in common stocks and other equity-type securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's investment Adviser. The Fund will concentrate its portfolio holdings to those securities issued by issuers domiciled outside of the United States.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the closing bid. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee. Debt securities with remaining maturities of 60 days or less are valued at cost which, when combined with accrued interest, approximates market value.

B. DEFERRED ORGANIZATION COSTS. Costs incurred by the Total Return Fund in connection with its organization, registration and the initial public offering of shares totaling $133,629 have been deferred and are being amortized on a straight-line basis over a period of five years. If any of the original shares of the Total Return Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the redeeming shareholder's pro rata share of the unamortized costs as of the date of redemption. The Adviser, on behalf of the Total Return Fund, paid the organizational costs discussed above.

C. FEDERAL INCOME AND EXCISE TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their income to its shareholders. Therefore, no federal income or excise tax provision is required.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

E. USE OF ESTIMATES. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

F. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.

G. CONCENTRATION OF RISK. Investments in securities of non-U.S. issues in certain countries involve special investment risks. These risks may include but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Total Return Fund (the "Fund") has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

The Fund is responsible for its own operating expenses. The Adviser has agreed to limit the Fund's total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to not more than 1.50% of the average daily net assets. For the year ended August 31, 2000, the Adviser waived fees of $87,515. The total amount eligible for reimbursement at August 31, 2000 is $550,859.

Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is also initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.

The Pure American and Pure Foreign Funds have a Comprehensive Management Agreement with the Adviser to provide advisory and other ordinary services, including administration, transfer agency, custody and auditing services. For providing these services, the Pure American and Pure Foreign Funds each pay the Adviser a monthly fee at the annual rate of 1.50% of the respective Funds' average daily net assets. This comprehensive fee arrangement requires the Adviser to absorb and pay out of its own resources all operating expenses of the Pure American and Pure Foreign Funds that exceed the annual rate of 1.50%.

Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $200 million of such net assets, 0.05% of the next $300 million, and 0.03% thereafter, subject to a minimum fee of $40,000 per Fund.

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
NOTE 4 - SERVICE AND DISTRIBUTION PLAN

The Trust has adopted a Service and Distribution Plan (the "Plan") Pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Total Return Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of the Fund. The fee accrues at an annual rate not to exceed 0.25% of the Fund's average daily net assets. For the year ended August 31, 2000, the Fund incurred $184,701 in distribution fees.

NOTE 5 - PURCHASES AND SALES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended August 31, 2000 is as follows:

Fund                 Purchases      Sales Total
----                -----------     -----------
Total Return        $53,391,006     $27,909,260
Pure American           635,473       1,093,258
Pure Foreign          2,976,514         727,739

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
Purisima Funds


We have audited the accompanying statement of assets and liabilities of the Purisima Total Return Fund, the Purisima Pure American Fund and the Purisima Pure Foreign Fund, each a series of shares of the Purisima Funds, including the schedules of investments as of August 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and financial highlights presented for the year ended August 31, 1999 and prior were audited by other auditors whose report dated October 13, 1999, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. Our audits also include assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Purisima Total Return Fund, the Purisima Pure American Fund, and the Purisima Pure Foreign Fund as of August 31, 2000, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                     /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 13, 2000

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